UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2009

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street, Norwich, New York	13815
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (607) 337-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 26, 2009, NBT Bancorp Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. (the “Underwriter”), in connection with the public offering (the “Offering”) of 1,576,230 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Pursuant to the Underwriting Agreement, the Company granted the Underwriter an option to purchase an additional 236,434 shares of Common Stock to the extent necessary to cover overallotments. The overallotment option expires 30 days from the date of the Underwriting Agreement. The closing of the Offering is expected to occur on April 1, 2009. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the press release announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 26, 2009, the Company filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the base prospectus contained in our effective shelf registration statement (Reg. No. 333-158197) (the “Registration Statement”) relating to the Offering. Exhibits 5.1 and 23.1 attached to this Current Report on Form 8-K are incorporated by reference into the Prospectus Supplement and the Registration Statement.

On March 27, 2009, the Company issued a press release announcing that the Company has been added to the Standard & Poor’s SmallCap 600 Index, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following Exhibits are filed with this Current Report:

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 26, 2009, by and among the Company and Keefe, Bruyette & Woods, Inc.
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities offered
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
99.1	Press release dated March 26, 2009
99.2	Press release dated March 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NBT BANCORP INC.

Date: March 31, 2009	By:	/s/ Michael J. Chewens
Michael J. Chewens
Senior Executive Vice President,
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 26, 2009, by and among the Company and Keefe, Bruyette & Woods, Inc.
5.1	Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities offered
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
99.1	Press release dated March 26, 2009
99.2	Press release dated March 27, 2009